QCR HOLDINGS, INC.

a relationship driven organization®

2012 Financial Presentation

QCR
HOLDINGS, INC.
a relationship driven organization®

FORWARD-LOOKING STATEMENTS

This presentation contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934. These statements include, but are not limited to, descriptions of the financial condition, results of operations, asset and credit quality trends, profitability, projected earnings, future plans, strategies and expectations of QCR Holdings Inc. (the "Company"). The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and is including this statement for purposes of complying with those safe harbor provisions. Forward-looking statements, which are based on certain assumptions of the Company, are generally identifiable by use of the words "believe," "expect," "intend," "anticipate," "estimate," "project," "seek," "target," "potential," "focus," "may," "could," "should" or similar expressions. These forward-looking statements express management's current expectations or forecasts of future events, and by their nature, are subject to risks and uncertainties. Therefore, there are a number of factors that might cause actual results to differ materially from those in such statements. Factors that might cause such a difference include, but are not limited to: (i) the effects of future economic, business and market conditions and changes, domestic and foreign, including seasonality; (ii) governmental monetary and fiscal policies; (iii) legislative and regulatory changes, including changes in banking, securities and tax laws and regulations such as the recently enacted Dodd-Frank Wall Street Reform and Consumer Protection Act and their application by the Company's regulators, and changes in the scope and cost of Federal Deposit Insurance Corporation insurance and other coverages; (iv) changes in accounting policies, rules and practices; (v) the risks of changes in interest rates on the levels, composition and costs of deposits, loan demand, and the values and liquidity of loan collateral, securities, and other interest sensitive assets and liabilities; (vi) the failure of assumptions and estimates underlying the establishment of reserves for possible loan losses and other estimates; (vii) changes in borrowers' credit risks and payment behaviors; (viii) changes in the availability and cost of credit and capital in the financial markets;

QCR HOLDINGS, INC.

a relationship driven organization®

FORWARD-LOOKING STATEMENTS - Continued

(ix) changes in the prices, values and sales volumes of residential and commercial real estate; (x) the effects of competition from a wide variety of local, regional, national and other providers of financial, investment and insurance services; (xi) the risks of mergers, acquisitions and divestitures, including, without limitation, the related time and costs of implementing such transactions, integrating operations as part of these transactions and possible failures to achieve expected gains, revenue growth and/or expense savings from such transactions; (xii) changes in technology or products that may be more difficult, costly, or less effective than anticipated; (xiii) the effects of war or other conflicts, acts of terrorism or other catastrophic events, including hurricanes, storms, droughts, tornados and flooding, that may affect economic conditions generally and in the Company's markets; (xiv) the failure of assumptions and estimates used in the Company's reviews of its loan portfolio, the review of its credit grading methods by an independent firm and the Company's analysis of its capital position; and (xv) such other matters as discussed in this presentation or identified in the Company's periodic filings with the Securities and Exchange Commission, particularly those matters described under the heading "Risk Factors" in its Annual Report on Form 10-K for the year ended December 31, 2011. You are cautioned not to place undue reliance on forward-looking statements, which reflect the Company's outlook only and speak only as of the date of this presentation or the dates indicated in the statements. The Company assumes no obligation to update or supplement forward-looking statements. For further information on these and other factors that could impact the Company and the statements contained herein, reference should be made to the Company's filings with the Securities and Exchange Commission.

This presentation is a summary only. The Company is not making any implied or express representation or warranty as to the accuracy or completeness of the information contained herein and expressly disclaims any and all liability that may be based on such information, errors therein or omissions therefrom.

This presentation is neither an offer to sell nor a solicitation of an offer to purchase any securities of the Company. Any offer to sell or solicitation of an offer to purchase securities of the Company will be made only pursuant to such definitive documentation as may be agreed to by the parties.

QCR HOLDINGS, INC.
a relationship driven organization®

NON-GAAP FINANCIAL MEASURES

These slides contain non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of the registrant's historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirement of Regulation G, QCR Holdings, Inc. has provided reconciliations within the slides, as necessary, of the non-GAAP financial measure to the most directly comparable GAAP financial measure.

QCR HOLDINGS, INC.
a relationship driven organization®

QCR HOLDINGS, INC.

a relationship driven organization®

Corporate Overview

Founded in 1993
Headquartered in Moline, IL

SYMBOL – QCRH

$ 1.97 Billion in assets

$ 1.21 Billion in deposits

$ 1.20 Billion in loans

10 Facilities
Quad City Bank & Trust (5)
Rockford Bank & Trust (2)
Cedar Rapids Bank & Trust (2)
m2 Lease Funds LLC (1)

Shares Outstanding: 4.76 Million

Ownership:
Company Benefit Plans 11.1%
Institutional & Mutual Funds 13.4%
Insiders 14.5%



QCR Holdings, Inc.
a relationship driven organization®

History of QCR Holdings, Inc.

1993 Founded by Mike Bauer and Doug Hultquist

1994 Quad City Bank & Trust* – Currently $1.11 Billion in Assets

2001 Cedar Rapids Bank & Trust* – Currently $560 Million in Assets

2005 Rockford Bank & Trust* – Currently $294 Million in Assets

2005 Quad City Bank & Trust acquires 80% ownership of m2 Lease Funds, LLC – Currently $99 Million in Assets. CAGR of 17% since acquisition.

Assets as of December 31, 2011

* De Novo

Strategic Advantages

- 3 distinct (yet similar) operating charters – able to customize solutions by market
- Managed by local veteran bankers, governed by local Board of Directors, local decisions, local solutions, enhanced market specific knowledge
- 3 charters supported by QCRH Group Operations team that delivers operational services in a centralized and efficient manner
- Credit quality better than peers
- Historic growth better than peers
- Top 5 Deposit market share in Quad Cities and Cedar Rapids
- Top 10 Deposit market share in Rockford
- High touch service delivered locally by knowledgeable advisors
- Opportunities in Correspondent Banking, Wealth Management, m2 Leasing and SBA/USDA lending

QCR HOLDINGS, INC.
a relationship driven organization®

Entity Wide Strategic Initiatives

- Prioritization of growth in earnings and earnings per share (EPS), over growth in assets
- Preservation of capital and increasing tangible common equity (TCE) to allow for redemption of SBLF Capital without the need for a dilutive common equity raise
- Continue to maintain adequate liquidity while better utilizing same
- Continue to improve asset quality
- Deliver the financial successes associated with a "relationship driven organization" Improved Pricing/Client Penetration = Improved Margins/Earnings = Improved Stock Price = Improved Shareholder Value
- More closely align "shareholder performance" to "operating performance" utilizing enhanced Investor Relations strategies and increased transparency
- Review potential opportunities when presented, but act only on those that are immediately accretive to EPS/book value/franchise value

QCR Holdings, Inc.
a relationship driven organization®

Top 25 MSAs / Iowa and Illinois

MSA	Deposits ($ M)	# of Inst	# of Branches	Total Population	Projected Population Growth[2]	Median Household Income	Projected Median HHI Growth[1]
Chicago-Joliet-Naperville, IL-IN-WI	$292,823.5	255	3,227	9,739,919	1.86%	$65,796	16.57%
Saint Louis, MO-IL	$71,700.4	142	965	2,851,619	1.94	$57,102	12.33
Omaha-Council Bluffs, NE-IA	$21,725.5	74	336	858,393	4.43	$59,323	12.71
Des Moines, IA	$16,160.4	52	225	574,520	9.01	$60,341	12.04
Bloomington-Normal, IL	$12,440.7	29	67	169,259	4.34	$60,946	14.49
Davenport-Moline-Rock Island, IA-IL	$7,296.7	40	161	380,829	0.84	$51,378	14.53
Peoria, IL	$6,510.1	42	164	376,630	0.64	$54,351	15.63
Rockford, IL	$5,222.0	26	106	359,336	4.33	$57,928	14.51
Springfield, IL	$5,117.9	30	98	207,610	0.96	$54,980	14.77
Champaign-Urbana, IL	$4,765.6	37	109	226,238	1.46	$49,172	13.60
Cedar Rapids, IA	$4,687.0	40	107	260,153	4.89	$58,568	11.59
Ottawa-Streator, IL	$3,620.4	34	87	154,197	-0.08	$51,349	14.64
Iowa City, IA	$2,877.4	23	59	154,108	8.57	$51,060	14.30
Sioux City, IA-NE-SD	$2,749.5	33	79	144,026	-0.05	$50,045	14.20
Waterloo-Cedar Falls, IA	$2,652.5	23	69	166,332	1.15	$48,949	14.87
Dubuque, IA	$2,387.6	11	42	94,162	2.71	$49,575	13.73
Quincy, IL-MO	$1,974.7	23	47	77,214	-0.91	$42,226	15.84
Kankakee-Bradley, IL	$1,925.9	18	43	113,887	4.31	$52,809	14.87
Paducah, KY-IL	$1,901.0	16	45	98,492	0.32	$41,331	12.84
Galesburg, IL	$1,839.8	18	35	70,365	-3.42	$44,784	15.18
Decatur, IL	$1,824.6	15	41	108,924	-2.88	$48,641	15.38
Ames, IA	$1,747.8	20	40	89,494	5.65	$50,631	14.83
Cape Girardeau-Jackson, MO-IL	$1,713.7	18	46	94,657	2.65	$43,234	17.29
Sterling, IL	$1,328.5	16	30	59,369	-1.16	$51,286	15.13
Effingham, IL	$1,292.9	11	21	34,451	-0.13	$48,536	14.19
High	**$292,823.5**	**255**	**3,227**	**9,739,919**	**9.01%**	**$65,796**	**17.29%**
Low	**$1,292.9**	**11**	**21**	**34,451**	**-3.42**	**$41,331**	**11.59**
Medium	**$2,877.4**	**26**	**69**	**154,197**	**1.46**	**$51,286**	**14.53**
QCRH Franchise Weighted Average	**$1,218.8**		**9**	**1,000,318**	**2.39%**	**$54,647**	**13.58%**

Note: FDIC deposit data as of June 30, 2011. (1) As of 2010. (2) Projected for the period 2010 – 2015.
Data Source: SNL Financial

QCR Holdings, Inc.

a relationship driven organization®

Summary of Financial Results 2006-2011

	2006	2007	2008	2009	2010	2011
Net interest income	$29,896	$34,352	$44,623	$50,662	$49,864	$54,145
Non-interest income	10,998	13,499	13,931	15,547	15,406	17,462
Non-interest expense	(34,063)	(35,734)	(42,334)	(46,937)	(48,549)	(50,993)
Pre-tax pre-provision	6,831	12,117	16,220	19,272	16,721	20,614
Provision expense	(3,284)	(2,336)	(9,222)	(16,976)	(7,464)	(6,616)
Income before taxes	3,547	9,781	6,998	2,296	9,257	13,998
Income taxes	(724)	(2,893)	(1,735)	(247)	(2,449)	(3,868)
Income from continuing operations	2,823	6,888	5,263	2,049	6,808	10,130
Income (loss) from discontinued operations	245	(723)	1,734	-	-	-
Net income	3,068	6,165	6,997	2,049	6,808	10,130
Less: net income attributable to non controlling interests	266	388	288	277	221	438
Net income attributable to QCR Holdings, Inc.	$2,802	$5,777	$6,709	$1,772	$6,587	$9,692

QCR Holdings, Inc.
a relationship driven organization®

Proxy Peer Comparisons

	QCR Holdings, Inc.	QCBT*	CRBT	RBT	Average	Median
Assets	$2.0 Billion	$1.1 Billion	$560 Million	$294 Million	$2.3 Billion	$2.0 Billion
Total Capital	13.8%	13.0%	14.4%	15.3%	14.9%	14.6%
TCE	3.9%	N/A	N/A	N/A	7.7%	7.8%
Texas Ratio	25.3%	20.2%	16.6%	27.7%	32.2%	23.7%
NPAs/Assets	2.0%	1.8%	1.8%	3.5%	3.0%	2.1%
ROAA	0.5%	0.8%	0.9%	0.2%	1.0%	1.0%
ROAE	7.1%	9.5%	9.8%	1.3%	11.5%	10.7%
Efficiency	72.0%	61.9%	59.0%	73.7%	62.3%	59.6%
Price/Tangible Book	57.2%	N/A	N/A	N/A	118.5%	128.4%

NOTE: Data as of and for the year ended December 31, 2011. Data at regulatory level.

* Reported as QCBT Consolidated which includes 80% of m2 Lease Funds, LLC

Strategic Issues Impacting Stock Price

- Low Tangible Common Equity Ratio – More Common Shares?
- Lack of liquidity in our stock
- SBLF Capital of $40.1 Million – How Will It Be Redeemed?
- Asset Quality Questions – Have NPA's Peaked?
- "Normalized" Earnings – When and What?
- Where Will Growth Come From?

QCR HOLDINGS, INC.

a relationship driven organization®

QCR Holdings, Inc. Capital Structure December 31, 2011

		DIVIDENDS / INTEREST	
		Annually	Quarterly
Preferred F *	$40.1M at 5.00%	$2,004,500	$501,125
Preferred E **	$25.0M at 7.00%	$1,750,000	$437,500
Trust II	$12.4M floating at 3.22% (3ML + 2.85%)	$399,280	$99,820
Trust III	$8.2M floating at 3.22% (3ML + 2.85%)	$264,040	$66,010
Trust IV	$5.2M floating at 2.20% (3ML + 1.80%)	$114,400	$28,600
Trust V	$10.3M floating at 1.95% (3ML + 1.55%)	$200,850	$50,213
Common	4,758,189 shares at $0.04/share	$370,000	*paid semi-annually*
		$5,103,070	**$1,183,260**

SUMMARY		
Total Preferred	$3,754,500	$938,625
Total TruPS	$978,570	$244,643
Common	$370,000	$0
	$5,103,070	**$1,183,260**

* This is the preferred stock issued to Treasury as part of SBLF. $38.2M redeemed Series D (or TCPP) which paid a rate of 5.00%. The rate on Series F can be reduced over the next 9 quarters with certain net growth of small business lending. Ultimately, the rate will increase to 9.00% after 18 quarters regardless of loan growth.

** Convertible to common by holder at per share conversion price of $12.15. Additionally, QCRH can exercise a conversion option on or after June 30, 2013, at the same per share conversion price of $12.15, if the QCRH common stock price equals or exceeds $17.22 for at least 20 trading days in a period of 30 consecutive trading days.

QCR HOLDINGS, INC.

a relationship driven organization®

Total Consolidated Assets

IN MILLIONS OF DOLLARS



CAGR 1994-2011 24.11%
CAGR 1994-2007 32.26%
CAGR 2008-2011 7.43%
$2,000
$1,750
$1,500
$1,250
$1,000
$750
$500
$250
$0
Dec-94
Dec-95
Dec-96
Dec-97
Dec-98
Dec-99
Dec-00
Dec-01
Dec-02
Dec-03
Dec-04
Dec-05
Dec-06
Dec-07
Dec-08
Dec-09
Dec-10
Dec-11

QCR HOLDINGS, INC.
a relationship driven organization®

Total Consolidated Deposits

IN MILLIONS OF DOLLARS


$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
Dec-94
Dec-95
Dec-96
Dec-97
Dec-98
Dec-99
Dec-00
Dec-01
Dec-02
Dec-03
Dec-04
Dec-05
Dec-06
Dec-07
Dec-08
Dec-09
Dec-10
Dec-11

QCR HOLDINGS, INC.
a relationship driven organization®

A Closer Look: Total Consolidated Deposits (2006-2011)

December 31,2006
Total $875.5 MM

- Non Interest Bearing Demand
$124.2 MM or 14%
- Interest Bearing
$334.0 MM or 38%
- CD's
$417.3 MM or 48%
RETAIL: $345.8 MM or 40%
BROKERED: $71.4 MM or 8%



December 31,2011
Total $1,205.5 MM

- Non Interest Bearing Demand
$357.2 MM or 30%
- Interest Bearing
$510.3 MM or 42%
- CD's
$338.0 MM or 28%
RETAIL: $293.1 MM or 24%
BROKERED: $44.9 MM or 4%



QCR HOLDINGS, INC.
a relationship driven organization®

Loan Portfolio Composition December 31, 2011

IN MILLIONS OF DOLLARS

TYPE	Dollar Mix	Percent Mix
Commercial & Industrial	$ 350.8	29.3 %
Non Owner Occupied Commercial Real Estate	349.6	29.2
Owner Occupied Commercial Real Estate	167.8	14.0
Residential Real Estate	98.1	8.2
Direct Financing Leases	93.2	7.8
Installment and Other Consumer	78.2	6.5
Commercial Construction/Land Development	60.4	5.0
	$ 1,198.1	100.0 %

QCR HOLDINGS, INC.
a relationship driven organization®

Key Differentiator: Correspondent Banking

- Uniquely positioned due to veteran Correspondent bankers on our team.
- Competitively positioned with software, systems and processes.
- Depth of product offerings:
  - Online Cash Management
  - Loan Participations
  - Safekeeping Services
  - Credit Card Services
  - Image Cash Letter System
  - Bank Stock Financing
  - Trust and Investment Services
  - Fed Funds Lines
- Favorably positioned with market opportunities in Illinois, Iowa and Wisconsin.
- 135 relationships to date with Total Deposits of $149MM (non-interest bearing).
- Key competitors exited the market - LaSalle and Bankers Bank of Illinois.
- Total Bank Stock Loans as of 12/31/11 total $38MM, or 3% of total loans/leases.

QCR HOLDINGS, INC.
a relationship driven organization®

Key Differentiator: Wealth Management

- As of December 31, 2011: Approximately $1.1 Billion in Trust (and related) accounts and $479 MM in Brokerage (and related) accounts.
- Competitively positioned due to our veteran team of Wealth Management professionals
- Uniquely positioned with software, systems and processes
- Depth of product offerings:

- Financial Planning	- Asset Management
- Trust Services	- Estate Planning
- Brokerage and RIA	- Insurance
- Family Office	- Core Banking and Commercial & Consumer Lending

- Favorably positioned with market opportunities in western Illinois and eastern Iowa – “big banks are going up market”

QCR HOLDINGS, INC.
a relationship driven organization®

Key Differentiator: SBA - USDA Lending

- SBA Lending in 2011:
  - Quad City Bank & Trust - 4th in the state of Iowa for Iowa banks (dollar volume)
  - Cedar Rapids Bank & Trust - 1st in the state of Iowa for Iowa banks (dollar volume)
  - Rockford Bank & Trust - 10th in the state of Illinois
- USDA Lending in 2011:
  - Cedar Rapids Bank & Trust - 1st in the state of Iowa, 12th in the country

QCR HOLDINGS, INC.
a relationship driven organization®

Key Differentiator:
m2 Lease Funds, LLC

- 80% Ownership by Quad City Bank & Trust / 20% Ownership by CEO John Engelbrecht
- Acquired August of 2005

	Leased Assets (in millions)	Pre-Tax Earnings
2006	$ 53.0	$ 875,651
2007	$ 68.7	$ 1,421,142
2008	$ 79.7	$ 784,424
2009	$ 90.6	$ 855,679
2010	$ 85.4	$ 852,741
2011	$ 98.8	$ 2,069,470

- Key Niches:
  - Marine Equipment
  - Printing
  - Office Technology
  - Machinery/Machine Tools
  - Telecom
- 2012 New Initiative – Health Care

QCR Holdings, Inc.

a relationship driven organization®

QCR Holdings, Inc.
Stock Trading History



$25.00
$20.00
$15.00
$10.00
$5.00
1/31/03
6/30/03
1/30/04
6/30/04
1/31/05
6/30/05
1/31/06
6/30/06
1/31/07
6/29/07
1/31/08
6/30/08
1/30/09
6/30/09
1/29/10
6/30/10
1/31/11
6/30/11
1/31/12
2/29/12
3/23/12

Trading Summary for QCRH - Sources: NASDAQ Online, IDC All information contained herein is obtained from sources believed to be accurate and reliable, but, because of the possibility of human and mechanical error as well as other factors, ALL INFORMATION IS PROVIDED 'AS IS' WITHOUT WARRANTY OF ANY KIND, AND THE NASDAQ STOCK MARKET, INC. EXPRESSLY DISCLAIMS ALL EXPRESS AND IMPLIED WARRANTIES OF ANY KIND AND MAKES NO REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, TO ANY PERSON OR ENTITY, AS TO THE ACCURACY, TIMELINESS, COMPLETENESS, MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE.

QCR HOLDINGS, INC.
a relationship driven organization®

Book Value of Common Stock Vs. Market Value

IN MILLIONS OF DOLLARS



$100
$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
Book Value
Market Value
Dec-93
Dec-94
Dec-95
Dec-96
Dec-97
Dec-98
Dec-99
Dec-00
Dec-01
Dec-02
Dec-03
Dec-04
Dec-05
Dec-06
Dec-07
Dec-08
Dec-09
Dec-10
Dec-11

Thank You

For Your Time Today!

QCR Holdings, Inc.

a relationship driven organization®

Questions

QCR HOLDINGS, INC.
a relationship driven organization®

Appendix

OUR MISSION:

QCR Holdings, Inc. will be the premier provider of financial services to businesses and individuals for whom relationships matter, in markets where we can excel.



QCR Holdings, Inc. Executive Management Team

LEFT TO RIGHT

Larry Helling
Cathie Whiteside
John Engelbrecht
Todd Gipple
Rand Westlund
Doug Hultquist
Jill DeKeyser
Tom Budd
Charlie Bullock
John Anderson
Bill Tank
John Rodriguez
Vic Quinn
John McEvoy

QCR HOLDINGS, INC.
a relationship driven organization®

QCR Holdings, Inc.

a relationship driven organization®

Executive Management Team

DOUGLAS M. HULTQUIST, CPA
President and Chief Executive Officer
35 Years in Banking/Financial Services

TODD A. GIPPLE, CPA
Executive Vice President,
Chief Operating Officer and
Chief Financial Officer
27 Years in Banking/Financial Services

JOHN H. ANDERSON
President and Chief Executive Officer,
Quad City Bank and Trust Company
26 Years in Banking/Financial Services

THOMAS D. BUDD
President and Chief Executive Officer,
Rockford Bank and Trust Company
26 Years in Banking/Financial Services

CHARLES S. BULLOCK
Executive Vice President,
Rockford Bank and Trust Company
41 Years in Banking/Financial Services

JILL A. DEKEYSER
Senior Vice President,
Director of Human Resources
9 Years in Banking/Financial Services

JOHN R. ENGELBRECHT, MBA
President and Chief Executive Officer,
m2 Lease Funds, LLC
38 Years in Banking/Financial Services

LARRY J. HELLING
President and Chief Executive Officer,
Cedar Rapids Bank and Trust Company
Executive Vice President and Chief
Lending Officer, QCR Holdings, Inc.
33 Years in Banking/Financial Services

JOHN R. MCEVOY, JR.
Executive Vice President,
Chief Operations Officer & Cashier
Quad City Bank and Trust Company
36 Years in Banking/Financial Services

JOHN A. RODRIGUEZ, CCM
Executive Vice President,
Deposit Operations/Information Services
30 Years in Banking/Financial Services

WILLIAM M. TANK, MBA
Executive Vice President,
Chief Credit Officer
34 Years in Banking/Financial Services

M. RANDOLPH WESTLUND, CFA
Executive Vice President,
Chief Investment Officer
25 Years in Banking/Financial Services

CATHIE S. WHITESIDE, MBA
Executive Vice President,
Corporate Strategy and Branding
5 Years in Banking/Financial Services

QCR HOLDINGS, INC.

a relationship driven organization®

Peer Analysis 2011

General Information:			Capital and Balance Sheet:							Asset Quality:							Performance:			
Institution	Ticker	Assets	Tang. Equity / Assets (%)	TCE / TA (%)	Tier 1 Cmn Ratio (%)	Leverage Ratio (%)	Tier 1 Capital Ratio (%)	Total Capital Ratio (%)	Loans / Deposits (%)	LLR / Loans (%)	NPA / Loans + OREO (%)	Texas Ratio (%)	NPAs / Assets (%)	NCO / Avg. Loans (%)	LLR / NPAs (%)	LLP / NCO (%)	ROAA (%)	ROAE (%)	NIM (%)	Efficiency Ratio (%)
Heartland Financial USA, Inc.	HTLF	4,259	7.62	5.69	7.58	10.24	14.08	15.87	79.38	1.44	5.04	36.39	3.07	1.46	28.14	83.30	0.69	8.21	3.97	69.36
Great Southern Bancorp, Inc.	GSBC	3,793	8.39	6.86	10.94	9.20	14.83	16.09	74.00	1.88	9.02	60.20	5.38	1.77	20.22	99.29	0.87	9.50	5.13	55.87
First Busey Corporation	BUSE	3,402	11.07	8.91	11.52	11.50	17.35	18.65	74.23	2.85	4.52	21.64	2.74	1.73	62.84	53.29	0.86	7.13	3.48	59.08
Enterprise Financial Services Corp	EFSC	3,370	5.72	4.72	7.52	8.41	12.05	13.42	78.64	1.93	5.48	54.09	3.73	0.89	34.13	100.90	1.18	16.66	4.40	48.98
First Financial Corporation	THFF	2,943	10.60	10.60	14.34	12.84	14.34	15.21	83.31	1.02	3.24	19.46	2.09	0.55	31.23	65.52	1.49	10.90	4.34	53.90
Lakeland Financial Corporation	LKFN	2,891	9.29	9.29	11.05	10.13	12.31	13.57	92.70	2.39	2.83	19.69	2.19	0.25	84.43	255.22	1.10	11.78	3.54	47.26
MainSource Financial Group, Inc.	MSFG	2,754	9.96	7.86	11.19	10.75	17.48	18.74	71.81	2.57	4.91	26.11	2.79	1.27	51.82	86.76	0.86	7.44	3.98	69.42
CoBiz Financial Inc.	COBZ	2,424	8.95	6.58	7.41	11.32	13.98	16.33	85.35	3.40	3.92	23.94	2.68	0.86	85.66	28.05	1.39	16.23	4.24	74.01
S.Y. Bancorp, Inc.	SYBT	2,053	9.11	9.11	10.96	10.53	12.77	14.63	95.77	1.92	1.92	14.58	1.46	0.55	99.44	150.04	1.21	13.46	3.81	55.91
Hills Bancorporation	HBIA	2,018	11.60	11.60	14.69	11.43	14.69	15.95	112.53	1.76	1.56	11.39	1.33	0.29	112.27	119.41	1.36	13.04	3.63	49.16
West Suburban Bancorp, Inc.	WNRP	1,929	8.62	8.62	12.46	8.31	12.46	13.72	56.57	2.80	11.09	57.78	5.79	1.25	24.69	96.07	0.40	4.78	3.48	78.75
German American Bancorp, Inc.	GABC	1,875	7.80	7.80	10.24	7.46	10.58	13.52	73.41	1.34	1.80	12.92	1.10	0.43	74.23	141.52	1.12	12.68	3.80	58.30
Bank of Kentucky Financial Corporation	BKYF	1,745	7.64	7.64	8.97	8.45	10.26	12.95	75.98	1.61	3.04	23.41	1.99	0.87	52.55	109.36	1.00	10.49	3.66	53.38
MidWestOne Financial Group, Inc.	MOFG	1,695	8.68	8.68	11.19	9.60	12.40	13.66	78.70	1.73	3.25	26.80	2.00	0.62	52.54	108.21	0.82	8.42	3.59	60.13
Horizon Bancorp	HBNC	1,547	7.36	6.55	8.91	9.27	12.94	14.20	98.75	1.89	2.29	17.37	1.48	0.63	82.43	96.67	0.90	10.43	3.72	65.82
Macatawa Bank Corporation	MCBC	1,508	6.26	4.06	5.32	8.25	10.97	13.15	88.21	2.95	12.44	114.02	9.39	0.99	22.35	-42.40	0.38	7.09	3.32	97.44
First Mid-Illinois Bancshares, Inc.	FMBH	1,501	7.56	4.59	7.00	8.99	13.37	14.48	73.46	1.29	2.04	14.44	1.18	0.29	62.93	130.62	0.76	9.06	3.48	63.06
Mercantile Bank Corporation	MBWM	1,433	11.51	10.09	9.76	11.54	14.08	15.35	96.43	3.41	7.95	42.92	6.04	1.37	42.23	43.85	2.34	27.36	3.61	72.28
West Bancorporation, Inc.	WTBA	1,270	9.72	9.72	12.91	11.05	15.01	16.27	88.06	1.99	2.68	16.33	1.80	0.34	73.25	19.24	1.18	11.26	3.46	52.20
First Business Financial Services, Inc.	FBIZ	1,177	5.45	5.45	6.81	6.22	7.91	13.11	80.93	1.66	2.83	30.77	2.05	0.74	58.70	19.24	0.75	14.03	3.30	61.53
QCR Holdings, Inc.	**QCRH**	**1,967**	**7.09**	**3.94**	**5.13**	**8.70**	**12.24**	**13.84**	**99.61**	**1.56**	**3.21**	**25.26**	**1.97**	**0.70**	**48.46**	**80.76**	**0.51**	**7.09**	**3.05**	**72.02**
Average:		**2,279**	**8.65**	**7.72**	**10.04**	**9.77**	**13.19**	**14.94**	**82.91**	**2.09**	**4.59**	**32.21**	**3.01**	**0.86**	**57.80**	**88.21**	**1.03**	**11.50**	**3.80**	**62.29**
Median:		**1,973**	**8.65**	**7.83**	**10.59**	**9.87**	**13.16**	**14.56**	**80.16**	**1.91**	**3.25**	**23.68**	**2.14**	**0.80**	**55.63**	**96.37**	**0.95**	**10.70**	**3.65**	**59.61**

Source: SNL Financial, data for the year ended 12/31/11. Note: Texas ratio equal to (NPAs + Loans 90 Days Past Due) / (Tangible Equity + Loan Loss Reserves).
NPAs include non-performing loans/leases, restructured loans (excludes restructured leases, if any) and OREO.
NOTE: ESFC data as of 9/30/11; Income data annualized or the 9 months ended 9/30/11.
Pricing as of 12/31/11

QCR HOLDINGS, INC.
a relationship driven organization®

Peer Credit Analysis Graphs
Non-Performing Assets / Assets

INSTITUTION	TICKER	NPAs / ASSETS %
Peer Group:		
Macatawa Bank Corporation	MCBC	9.39
Mercantile Bank Corporation	MBWM	6.04
West Suburban Bancorp, Inc.	WNRP	5.79
Great Southern Bancorp, Inc.	GSBC	5.38
Enterprise Financial Services Corp	EFSC	3.73
Heartland Financial USA, Inc.	HTLF	3.07
MainSource Financial Group, Inc.	MSFG	2.79
First Busey Corporation	BUSE	2.74
CoBiz Financial Inc.	COBZ	2.68
Lakeland Financial Corporation	LKFN	2.19
First Financial Corporation	THFF	2.09
First Business Financial Services, Inc.	FBIZ	2.05
MidWestOne Financial Group, Inc.	MOFG	2.00
Bank of Kentucky Financial Corporation	BKYF	1.99
West Bancorporation, Inc.	WTBA	1.80
Horizon Bancorp	HBNC	1.48
S.Y. Bancorp, Inc.	SYBT	1.46
Hills Bancorporation	HBIA	1.33
First Mid-Illinois Bancshares, Inc.	FMBH	1.18
German American Bancorp, Inc.	GABC	1.10
AVERAGE:	-	**3.01**
MEDIAN:	-	**2.14**
QCR HOLDINGS, INC.	**QCRH**	**1.97**

Source: SNL Financial 12/31/11

NPAs / TOTAL ASSETS



QCRH
Median
3.50
3.00
2.50
2.00
1.50
1.00
4Q'08
1Q'09
2Q'09
3Q'09
4Q'09
1Q'10
2Q'10
3Q'10
4Q'10
1Q'11
2Q'11
3Q'11
4Q'11

QCR HOLDINGS, INC.

a relationship driven organization®

Charge-Off Analysis

Charge-off Analysis - Cumulative Effect During Credit Cycle	NCOs 2008-2011 ($000)	Gross Loans 12.31.07 ($000)	NCOs / Loans 12.31.07 (%)	"Peak" Loans 2007-2011 ($000)	NCOs / "Peak" Loans (%)
QCR HOLDINGS, INC. AND SUBSIDIARIES:					
QCR Holdings, Inc.	32,804	1,100,392	2.98%	1,238,185	2.65%
Quad City Bank and Trust Company	15,213	636,711	2.39%	667,303	2.28%
Cedar Rapids Bank and Trust Company	9,625	289,139	3.33%	381,982	2.52%
Rockford Bank and Trust Company	7,563	127,179	5.95%	229,242	3.30%
PROXY PEER GROUP:					
Heartland Financial USA, Inc.	126,687	2,276,582	5.56%	2,494,631	5.08%
Great Southern Bancorp, Inc.	143,193	1,838,854	7.79%	2,160,330	6.63%
First Busey Corporation	395,804	3,030,802	13.06%	3,243,375	12.20%
Enterprise Financial Services Corp	90,129	1,641,432	5.49%	2,211,057	4.08%
First Financial Corporation	32,577	1,440,690	2.26%	1,891,918	1.72%
Lakeland Financial Corporation	31,557	1,523,720	2.07%	2,233,709	1.41%
MainSource Financial Group, Inc.	100,290	1,693,678	5.92%	1,995,148	5.03%
CoBiz Financial Inc.	149,154	1,846,327	8.08%	2,031,253	7.34%
S.Y. Bancorp, Inc.	24,599	1,202,208	2.05%	1,545,175	1.59%
Hills Bancorporation	27,595	1,372,304	2.01%	1,692,066	1.63%
West Suburban Bancorp, Inc.	47,624	1,235,548	3.85%	1,247,411	3.82%
German American Bancorp, Inc.	12,497	867,721	1.44%	1,120,993	1.11%
Bank of Kentucky Financial Corporation	34,142	949,714	3.59%	1,154,984	2.96%
MidWestOne Financial Group, Inc.	28,979	401,554	7.22%	1,103,404	2.63%
Horizon Bancorp	28,916	888,852	3.25%	983,193	2.94%
Macatawa Bank Corporation	131,316	1,750,632	7.50%	1,774,063	7.40%
First Mid-Illinois Bancshares, Inc.	8,989	746,187	1.20%	859,028	1.05%
Mercantile Bank Corporation	108,182	1,797,954	6.02%	1,855,768	5.83%
West Bancorporation, Inc.	39,857	983,565	4.05%	1,100,735	3.62%
First Business Financial Services, Inc.	19,516	781,487	2.50%	877,206	2.22%
Peer Average	**37,000**	**1,406,497**	**3.95%**	**1,733,065**	**3.29%**
Peer Median	**79,080**	**1,413,491**	**4.75%**	**1,678,772**	**4.01%**

Source: SNL Financial. Data as of 12/31/11

QCR Holdings, Inc.
a relationship driven organization®

QCR Holdings, Inc. Peer Credit Quality

NCOs / Average Loans



2.00
1.50
1.00
0.50
0.00
QCRH
Median
4Q'08
1Q'09
2Q'09
3Q'09
4Q'09
1Q'10
2Q'10
3Q'10
4Q'10
1Q'11
2Q'11
3Q'11
4Q'11

Provision Expense / NCOs



500
375
250
125
0
QCRH
Median
4Q'08
1Q'09
2Q'09
3Q'09
4Q'09
1Q'10
2Q'10
3Q'10
4Q'10
1Q'11
2Q'11
3Q'11
4Q'11

Texas Ratio



50
40
30
20
10
QCRH
Median
4Q'08
1Q'09
2Q'09
3Q'09
4Q'09
1Q'10
2Q'10
3Q'10
4Q'10
1Q'11
2Q'11
3Q'11
4Q'11

Source: SNL Financial 12/31/11

QCR HOLDINGS, INC.

a relationship driven organization®

QCR Holdings, Inc.
Consolidated Securities Portfolio

Snapshot – As of 12.31.10

Par Value (000s)	419,944
Book Value (000s)	422,536
Market Value (000s)	423,504
Unrealized Gain/Loss (000s)	967
Aggregate Gains (000s)	3,804
Aggregate Losses (000s)	(2,836)
Gain/Loss as Percent of Book Value	0.2%
Yield (Projected Speeds)	2.46%
Yield (1 month CPR)	2.46%
Average life (Projected Speeds)	1.8
Percent in Amortizing Securities	0.0%
Duration	1.7
Percent AFS	100%

Sector Review – As of 12.31.10

				PROJECTED	
	Book Value	% Total	Gain/Loss	Book Yield	Reprice Term
Agency (Fixed)	401,071	95%	510	2.24	1.7
Corporate (Fixed)	1,026	0%	(5)	7.98	7.3
Corporate (Float)	239	0%	(13)	3.89	0.2
MBS (Fixed)	65	0%	6	5.77	1.1
Municipal – Tax Exempt	19,638	5%	486	6.60	3.4
Municipal – Taxable	497	0%	(17)	5.45	7.1
TOTAL	**422,536**	**100%**	**967**	**2.46**	**1.8**

Snapshot – As of 12.31.11

Par Value (000s)	551,617
Book Value (000s)	556,419
Market Value (000s)	563,977
Unrealized Gain/Loss (000s)	7,558
Aggregate Gains (000s)	7,670
Aggregate Losses (000s)	(112)
Gain/Loss as Percent of Book Value	1.4%
Yield (Projected Speeds)	2.43%
Yield (1 month CPR)	2.45%
Average life (Projected Speeds)	1.9
Percent in Amortizing Securities	19%
Duration	1.8
Percent AFS	100%

Sector Review – As of 12.31.11

				PROJECTED	
	Book Value	% Total	Gain/Loss	Book Yield	Reprice Term
Agency (Fixed)	425,942	77%	2,370	2.08	1.3
CMO (Fixed)	52,854	9%	1,815	2.87	3.7
Corporate (Fixed)	926	0%	(2)	8.28	7.0
Corporate (Float)	240	0%	(42)	2.57	0.2
MBS (Fixed)	52,520	9%	1,666	3.06	3.9
Municipal – Tax Exempt	23,440	4%	1,717	6.02	4.0
Municipal – Taxable	497	0%	35	5.45	6.1
TOTAL	**556,419**	**100%**	**7,558**	**2.43**	**1.9**

Source: QCRH 12.31.10 and 12.31.11 FTN Financial Report